Summary Prospectus

March 1, 2012

Class / Ticker:  A / AAEMX  C / ACEMX

Alger Emerging Markets Fund

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800)992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2012, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Emerging Markets Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class (A) Shares)" and "Letter of Intent (Class A Shares)" on page 20 of the Fund's Statement of Additional Information.

Class	A	C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None	1.00%
Redemption Fee (as a % of amount redeemed or exchanged within 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	.25%	1.00%
Other Expenses	3.25%	3.89%
Total Annual Fund Operating Expenses	4.60%	5.99%
Expense Reimbursement	2.90%*	3.54%*
Total Annual Fund Operating Expenses After Expense Reimbursement	1.70%	2.45%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 28, 2013 to the extent necessary to limit the total annual fund operating expenses of the Class A Shares of the Fund to 1.70% of the Fund's average daily net assets, and the Class C Shares of the Fund to 2.45% of the Fund's average daily net assets. This expense reimbursement cannot be terminated.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
A	$689	$1,593	$2,504	$4,815
C	$348	$1,465	$2,657	$5,536

Inspired by Change, Driven by Growth.

You would pay the following if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$689	$1,593	$2,504	$4,815
C	$248	$1,465	$2,657	$5,536

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 121.91% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of emerging country issuers. Fred Alger Management, Inc. may consider classifications including those of the World Bank, the International Finance Corporation, or the United Nations (and its agencies) in determining whether a country is an emerging country. Currently, most Central and South American, African, Asian and Eastern European nations are considered emerging countries, among others.

For purposes of the Fund's investment strategies, an emerging country issuer is a company (i) that is organized under the laws of, or has a principal office in, an emerging country; (ii) whose principal trading market is in an emerging country; or (iii) that has a majority of its assets, or that derives a significant portion of its revenue or profits from businesses, investments or sales, in one or more emerging countries. An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

The Fund generally invests in at least three emerging countries, and, at times, may invest a substantial portion of its assets in a single emerging country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

Fred Alger Management, Inc. seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Fred Alger Management, Inc. focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, Fred Alger Management, Inc. employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

The Fund can leverage, that is borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The Fund's performance will be influenced by political, social and economic factors affecting investments in emerging country issuers. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may invest heavily in issuers located in emerging countries such as Brazil, Russia, India and China, and therefore may be particularly exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Performance

The following bar chart and the table beneath it indicate the Fund's performance and the table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Best Quarter:		Worst Quarter:
Q4 2011	3.51%	Q3 2011	-24.57%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Average Annual Total Return as of December 31, 2011

	1 Year	Since 12/29/10
Class A (Inception 12/29/10)
Return Before Taxes	-27.74%	-27.27%
Return After Taxes on Distributions	-27.74%	-27.27%
Return After Taxes on Distributions and Sale of Fund Shares	-18.03%	-23.17%
Class C (Inception 12/29/10)	-25.36%	-24.19%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-18.17%	-17.04%

Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Managers:	Deborah Vélez Medenica, CFA Senior Vice President Portfolio Manager Since December 2010

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone at 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

Fred Alger & Company, Incorporated • 360 Park Avenue South • New York, NY 10010 • 800.992.3863 • www.alger.com

Emerg Mkt 3112